R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Q1 2021 Earnings Presentation April 23, 2021

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Safe Harbor Statements Forward-Looking Statements All statements, other than statements of historical fact, included in this presentation and any oral statements made regarding the subject of this presentation that address activities, events or developments that Reliant Bancorp, Inc. (the “Company”) expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the strength of the Company’s loan pipeline, the Company’s foundation for future growth, and the Company’s strategy for 2021. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the effects of the coronavirus (COVID-19) pandemic, including (i) the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business, results of operations, and financial condition and that of our customers, (ii) actions taken by governments, businesses and individuals in response to the coronavirus (COVID-19) pandemic, (iii) the pace of recovery when the coronavirus (COVID-19) pandemic subsides, and (iv) the speed with which coronavirus (COVID-19) vaccines can be widely distributed, those vaccines’ efficacy against the virus and public acceptance of the vaccines, (2) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (3) increased levels of other real estate, primarily as a result of foreclosures, (4) the impact of liquidity needs on our results of operations and financial condition, (5) competition from financial institutions and other financial service providers, (6) the effect of interest rate increases on the cost of deposits, (7) unanticipated weakness in loan demand or loan pricing, (8) greater than anticipated adverse conditions in the national economy or local economies in which we operate, including in Middle Tennessee, (9) lack of strategic growth opportunities or our failure to execute on available opportunities, (10) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (11) economic crises and associated credit issues in industries most impacted by the coronavirus (COVID-19) pandemic, including the hotel and retail sectors, (12) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (13) our ability to effectively manage problem credits, (14) our ability to successfully implement efficiency initiatives on time and with the results projected, (15) our ability to successfully develop and market new products and technology, (16) the impact of negative developments in the financial industry and United States and global capital and credit markets, (17) our ability to retain the services of key personnel, (18) our ability to adapt to technological changes, (19) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (20) the vulnerability of Reliant Bank’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (21) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (22) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (23) the risk of successful integration of the businesses the Company has recently acquired, and (24) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement. Non-GAAP Financial Measures This presentation contains certain financial measures that are not measures recognized under generally accepted accounting principles (“GAAP”) and, therefore, are considered non-GAAP financial measures. Members of Company management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the periods presented. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and identifying and analyzing ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. The non-GAAP measures in this presentation include “adjusted net income,” “adjusted diluted earnings per share (EPS),” “adjusted annualized return on average assets (ROAA),” “adjusted annualized return on average tangible common equity (ROATCE),” “adjusted pre-tax pre-provision income,” “adjusted net interest margin (NIM),” “tangible common equity to tangible assets (TCE/TA),” “tangible book value per share,” “allowance for loan losses plus unaccreted purchased loan discounts to total loans,” “bank segment adjusted net income,” “bank segment adjusted noninterest expense,” and “bank segment adjusted efficiency ratio.” 1

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Q1 2021 Financial Highlights & Results Financial Highlights Financial Results Note: 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.” 2. Annualized. • Consistent earnings growth; Diluted EPS for the quarter increased year-over-year from ($.02) to $0.73. • Adjusted NIM(1) increased 78 bps to 4.24% year-over-year and 15 bps from the linked quarter. ◦ PPP loans added 6 bps to our adjusted NIM for the first quarter compared to 4 bps in the linked quarter. ◦ Loan yields, excluding purchase accounting accretion, increased 3 bps over the linked quarter. ◦ Cost of funds declined 5 bps from the linked quarter to 0.67%. • Growth continues. ◦ Non-time deposits grew at an annualized rate of 33% during the quarter. ◦ TBV per share grew at an annualized rate of 16% during the quarter. We increased our dividend payout 20% during the quarter. ◦ Loans held for investment declined 1% from December 31, 2020. However, when excluding PPP loan forgiveness/repayment, loans held for investment was virtually flat from December 31, 2020. Pipeline is strong looking forward. • Bank segment adjusted efficiency ratio, has improved 22% from Q1’20 to Q1’21 to 50.8% as we continue to leverage our expense base and grow income. • Asset quality metrics remain strong. ◦ Allowance for loan loss and unaccreted purchased loan discounts comprised 1.56% of total loans, at March 31, 2021. Charge-offs for the past four quarters have been minimal. • Liquidity and capital levels provide a solid foundation for future growth. $ in millions, except per share data Profitability (Q1’21): Net Income $ 12.1 Adjusted Pre-tax Pre-provision Income(1) $ 15.7 Diluted EPS $ 0.73 ROAA (2) 1.64 % ROAE (2) 15.07 % ROATCE (1,2) 18.84 % Efficiency Ratio 56.4 % Bank Segment Adjusted Efficiency Ratio (1) 50.8 % Net Interest Margin 4.51 % Adjusted Net Interest Margin (1) 4.24 % Balance Sheet (3/31/21): Total Loans $ 2,278 Total Deposits $ 2,613 TBVPS (1) $ 16.00 TCE/TA (1) 8.90 % Asset Quality (3/31/21): NPAs to Total Assets 0.32 % Net Charge-Offs (Recoveries) to Average Loans(2) (0.03) % Allowance for Loan Loss to Total Loans 0.91 % Allowance for Loan Loss and Unaccreted Purchased Loan Discounts to Total Loans (1) 1.56% 2

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 RBNC Market Demographics Overview of RBNC Market Footprint High Growth Markets with a Strong Business Environment • Nashville has ranked within the top 10 large metros for job growth and population growth for the past eight years • RBNC is the 10th largest bank in Nashville MSA and 3rd largest bank in Clarksville MSA based on deposits • RBNC markets are expected to experience a 10.4% increase in household income though 2026, compared to the expected national growth of 9.0% • 10 Fortune 500 Companies are headquartered in the state of Tennessee • Nashville MSA is home to 16 universities and colleges; most prominent is Vanderbilt University with a total enrollment of over 12,000 students • Clarksville MSA is home to five universities and colleges; most prominent is Austin Peay University with over 10,000 students and faculty 2021 – 2026 Projected Population Growth (%) Source: S&P Global Market Intelligence, Nashville Area Chamber of Commerce Nashville Rankings: “The New ‘it’ City” – NY Times #1 In Metropolitan EconomicStrength Rankings #4 Best Place for New Businesses #3 Best City forYoung Professionals #5 Overall Job Creation within Surge Cities Index for best places for startups Select Companies with Major Nashville Presence Nashville as a Market Actual Est. 2026 Population (000) 2,098 327 3

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Adjusted Net Interest Margin (1) Note: $ in millions, unless otherwise specified. Data for the three months ended each respective quarter. 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.” 4 $17.8 $31.1 $31.6 $31.7 $31.0 $17.1 $25.9 $27.8 $28.9 $29.2 $0.7 $5.2 $3.9 $2.8 $1.8 3.46% 3.81% 3.99% 4.09% 4.24% 1.39% 0.68% 0.65% 0.86% 1.34% Adjusted Net Interest Income Purchase Accounting Adjustments Adjusted NIM Qtly Avg 10Y Tsy Rate Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $0 $10 $20 $30 $40 0% 1% 2% 3% 4% 5%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Bank Segment Performance Continues to Improve Bank Segment - Adjusted Net Income (1, 2) Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. 1. The Bank Segment includes all entities included in the Consolidated Financial Statements other than Reliant Mortgage Ventures, LLC. 2. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.” Bank Segment - Adjusted Noninterest Expense (1, 2) 5 $8.9 $8.7 $16.9 $17.8 $38.3 $4.0 $10.5 $11.6 $12.2 $12.1 $— $1.4 $2.8 $1.6 $6.9 $4.2 $2.6 $0.1 $— $— Bank Segment Net Income Merger Expense, net of tax 2016 2017 2018 2019 2020 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $0 $20 $40 $60 $22.3 $24.1 $38.7 $40.8 $61.3 $12.5 $16.4 $16.1 $16.4 $16.5 61.6% 61.9% 63.5% 64.0% 51.4% 65.0% 50.7% 48.6% 47.2% 50.8% Bank Segment Adjusted Noninterest Expense Bank Segment Efficiency Ratio 2016 2017 2018 2019 2020 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $0 $25 $50 $75 25.0% 50.0% 75.0% 51.8%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Delivering Shareholder Value Reported and Adjusted Diluted EPS(1) Tangible Book Value per Share(1) Reported and Adjusted ROAA(1,2) Reported and Adjusted ROATCE(1,2) Note: Data as of or for the three months ended each respective quarter. 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.” 2. Annualized. Reported Metrics Adjustments due to merger expenses 6 $0.25 $0.60 $0.70 $0.73 $0.73 $(0.02) $0.48 $0.69 $0.73 $0.73 $0.27 $0.12 $0.01 $— $— Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $0.00 $0.25 $0.50 $0.75 $1.00 $14.44 $13.96 $14.65 $15.39 $16.00 (25.5)% (13.4)% 19.7% 20.1% 16.1% TBVPS Annualized Qtr to Qtr Growth Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $12.0 $14.0 $16.0 (25.0)% —% 25.0% 50.0% 0.54% 1.36% 1.55% 1.60% 1.64% (0.04)% 1.07% 1.54% 1.60% 1.64% 0.58% 0.29% 0.01% —% —% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 0.0% 0.5% 1.0% 1.5% 2.0% 6.69% 17.73% 19.53% 19.38% 18.84% (0.49)% 14.04% 19.42% 19.38% 18.84% 7.18% 3.69% 0.11% —% —% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 (3)% 0% 3% 6% 9% 12% 15% 18% 21%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Balancing Growth and Profitability Coupon + Fees: Loan Portfolio (1) Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. 1. Does not include loans held for sale. 2. Increase in Manufactured Housing loans due to acquisition of First Advantage Bank. Increase in PPP loans due to government stimulus program. Loan Yields (2) 7 5.09% 4.87% 5.24% 5.37% 5.68% 5.23% 5.98% 5.73% 5.63% 5.63% 4.36% 4.38% 4.71% 4.90% 4.76% 4.80% 4.80% 4.73% 4.70% 4.71% 0.31% 0.28% 0.25% 0.25% 0.34% 0.22% 0.30% 0.38% 0.43% 0.48% 0.32% 0.12% 0.17% 0.12% 0.45% 0.13% 0.74% 0.49% 0.35% 0.32% 0.10% 0.09% 0.11% 0.10% 0.13% 0.08% 0.14% 0.13% 0.15% 0.12% Coupon Loan Fees Purchase Accounting Tax Credits 2016 2017 2018 2019 2020 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 4.67% 4.66% 4.96% 5.15% 5.10% 5.02% 5.10% 5.11% 5.13% 5.19 % CAGR : 33.5%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 - - - - - - - - Top Loan Portfolio Segments 8 Loan category Balance at 3/31/21 WAR Percent of portfolio Commercial, Industrial and Agricultural $ 429,679 3.76% 18.9 % Real Estate — 1-4 Family Residential 321,652 4.96% 14.1% 1-4 Family HELOC 99,894 4.35% 4.4 % Multi-family and Commercial 829,906 4.21% 36.4 % Construction, Land Development and Farmland 372,352 4.22% 16.3 % Consumer 215,686 8.15% 9.5 % Other 8,545 3.13% 0.4 % Loans net of undeferred $ 2,277,714 4.60 % C&I 1-4 Family Residential 1-4 Family HELOC Multi-family and Commercial CLD and Farmland Consumer Other

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Diverse Deposit Portfolio Mix Cost of IB Deposits: Cost of Funds: Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Wholesale and Institutional Deposits 0.49% 0.73% 1.16% 1.67% 1.37% 0.99% 0.82% 0.70% 0.69% 0.40% 0.61% 0.96% 1.42% 1.11% 0.79% 0.62% 0.51% 0.51% 0.43% 0.66% 1.07% 1.48% 1.30% 0.91% 0.79% 0.72% 0.67% Total Deposits % of Total Deposits: Wt. Avg. Cost: Wt. Avg. Duration (Months): 1.13% 0.37% 0.33% 0.25% 0.21% 1.96 3.91 3.48 4.61 3.80 Cost of Total Deposits: 9 20.1% 13.9% 14.8% 12.2% 10.1 % CAGR :33.6%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Well Capitalized and Strong Liquidity Position Note: $ in millions, unless otherwise specified. 1. March 31, 2021 capital ratios are estimated, as applicable regulatory reports have not yet been filed. 10 Liquidity Sources Mar-20 Jun-20 Sep-20 Consolidated Capital Ratios (1) 14.3% 12.8% 13.4% 14.0% 14.1% 8.9% 8.5% 8.7% 8.9% 9.3% Total risk-based capital Tier I risk-based capital Common equity Tier 1 Tier I leverage Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 4.0% Tier I Leverage Minimum Capital Adequacy Liquidity Metrics Balance Sheet Liquidity $1,645 $1,265 $1,288 $1,393 $1,475 Off Balance Sheet Available Capacity Unpledged Investments Cash and Due From Banks Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 $— $1,000 $2,000 Loans HFI to Total Deposits 94.0% 91.6% 91.9% 89.2% 87.2% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 85.0% 90.0% 95.0% Tier I leverage 8.9% 8.5% 8.7% 8.9% 9.3 % Common equity Tier 1 9.5% 9.3% 9.8% 10.2% 10.4 % Tier I risk-based capital 10.2% 9.7% 10.3% 10.7% 10.9 % Total risk-based capital 14.3% 12.8% 13.4% 14.0% 14.1%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Disciplined Credit Culture Note: Data as of or for the three months ended each respective quarter. 1. Non-GAAP measure. Refer to appendix for “reconciliation of non-GAAP financial measures.” 2. Data has been annualized 11 1.23% 1.73% 1.64% 1.62% 1.56% 0.93% 0.79% 0.84% 0.90% 0.91% 0.30% 0.94% 0.80% 0.72% 0.65% ALL/Total Loans Purchase Discount Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 —% 0.15% 0.30% 0.45% 0.60% 0.75% 0.90% 1.05% 1.20% 1.35% 1.50% 1.65% 1.80% 1.95% 0.18% 0.39% 0.32% 0.31% 0.32% 0.18% 0.17% 0.13% 0.14% 0.20% 0.14% 0.15% 0.13% 0.08% 0.08% 0.04% 0.04% 0.04% Legacy Reliant Bank Acquired (FABK) Retired Facilities Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 —% 0.20% 0.40% 0.09% (0.02)% (0.02)% 0.03% (0.03)% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 (0.05)% —% 0.05% 0.10% 0.81% 0.86% 0.72% 0.90% 0.90% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 0.70% 0.75% 0.80% 0.85% 0.90% 0.95% Nonperforming Assets / Total AssetsAllowance for Loan Loss + Purchase Discounts(1) Criticized + Classified Loans / Gross Loans Net Charge-Offs (Recoveries) / Average Loans(2)

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 - - - - - - - - Highly Profitable Manufactured Housing Segment 12 • Leadership team has been together for nearly 10 years, with over 20 years in MH industry • Direct-to-consumer lending in eight states with select dealer network • All credits are manually underwritten using proprietary method that has significantly lower risk tolerance than industry practices • Weighted average rate of 8.52%(1) • Past dues consistently run less than half the industry norm(2) • Chargeoffs remain consistently low 1. As of March 31, 2021 2. Source: ABA Consumer Credit Delinquency Bulletin as of September 30, 2020. Note: Quarterly data has been annualized. Manufactured Housing Performance Geographies Portfolio Balance Charge-offs (net) as a percent of loans 2016 2017 2018 2019 2020 Q1'21 0 60,000 120,000 180,000 240,000 0.00% 0.20% 0.40% 0.60% 0.80%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 13 Our Strategy for 2021 • Hire selectively to prepare for future growth • Build out and optimize digital channel - the following initiatives are part of our digital roadmap: ◦ Branch appointment booking and lobby queue management that is integrated into the website, online banking and the mobile app ◦ Customer support using chat and SMS integrated into the website, online banking and the mobile app ◦ A full redesign of the website with a focus on personalized interactions • Pursue coveted M&A opportunities • Ongoing focus on asset quality • Organic earning-asset generation, and improved funding mix • Leverage market presence in new markets as well as markets gained through acquisitions • Branch transformation project • Noninterest expense control

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 Appendix

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 15 Reconciliation of Non-GAAP Financial Measures Three Months Ended, (Dollars in thousands, except per share data) March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Adjusted net income: Net income (loss) attributable to common shareholders $ 12,149 $ 12,226 $ 11,531 $ 7,868 $ (215) Add: merger related expenses — — 78 2,632 4,186 Less: income tax impact of merger related expenses — — (10) (565) (1,032) Adjusted net income $ 12,149 $ 12,226 $ 11,599 $ 9,935 $ 2,939 Adjusted diluted earnings per share: Adjusted net income $ 12,149 $ 12,226 $ 11,599 $ 9,935 $ 2,939 Weighted average shares - diluted 16,740,303 16,684,425 16,649,673 16,529,080 11,892,723 Adjusted diluted earnings per share $ 0.73 $ 0.73 $ 0.70 $ 0.60 $ 0.25 Adjusted annualized return on average assets: Adjusted net income $ 12,149 $ 12,226 $ 11,599 $ 9,935 $ 2,939 Average assets $ 3,013,114 $ 3,030,587 $ — $ 2,981,687 $ 2,948,366 $ 2,181,809 Adjusted annualized return on average assets 1.64% 1.60% 1.55% 1.36% 0.54 % Adjusted annualized return on average tangible common equity: Average total shareholders' equity $ 327,029 $ 314,279 $ — $ 299,435 $ 288,961 $ 241,899 Less: average intangible assets (65,531) (63,259) (63,212) (63,587) (65,329) Average tangible common equity 261,498 251,020 — 236,223 225,374 176,570 Adjusted net income $ 12,149 $ 12,226 $ 11,599 $ 9,935 $ 2,939 Adjusted annualized return on average tangible common equity 18.84% 19.38% 19.53% 17.73% 6.69 % Adjusted pre-tax pre-provision income: Income (loss) before provision for income taxes $ 15,699 $ 16,328 $ 14,705 $ 9,114 $ (2,101) Add: merger related expenses — — 78 2,632 4,186 Add: provision for loan losses — 950 1,500 3,000 2,900 Adjusted pre-tax pre-provision income $ 15,699 $ 17,278 $ 16,283 $ 14,746 $ 4,985 Adjusted net interest margin: Net interest income $ 30,026 $ 30,436 $ 30,537 $ 29,956 $ 17,115 Add: tax equivalent interest income 1,019 1,212 1,106 1,161 699 Less: purchase accounting adjustments (1,844) (2,771) (3,868) (5,232) (672) Adjusted net interest income 29,201 28,877 27,775 25,885 17,142 Average Earning Assets $ 2,792,919 $ 2,812,948 $ 2,771,917 $ 2,734,898 $ 1,992,550 Adjusted net interest margin 4.24% 4.09% 3.99% 3.81% 3.46%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 16 Reconciliation of Non-GAAP Financial Measures Three Months Ended, (Dollars in thousands, except per share data) March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Tangible common equity to tangible assets: Tangible common equity: Total shareholders' equity $ 331,699 $ 321,973 $ 307,086 $ 295,543 $ 234,672 Less: intangible assets (65,287) (65,743) (63,326) (63,351) (61,209) Tangible common equity $ 266,412 $ 256,230 $ 243,760 $ 232,192 $ 173,463 Tangible assets: Total assets $ 3,057,066 $ 3,026,535 $ 3,044,512 $ 2,991,612 $ 2,185,793 Less: intangible assets (65,287) (65,743) (63,326) (63,351) (61,209) Tangible assets $ 2,991,779 $ 2,960,792 $ 2,981,186 $ 2,928,261 $ 2,124,584 Tangible common equity to tangible assets 8.90% 8.65% 8.18% 7.93% 8.16 % Tangible book value per share: Tangible common equity $ 266,412 $ 256,230 $ 243,760 $ 232,192 $ 173,463 Total shares of common stock outstanding 16,654,415 16,654,409 16,634,572 16,631,604 12,014,495 Tangible book value per share $ 16.00 $ 15.39 $ 14.65 $ 13.96 $ 14.44 Allowance for loan losses plus unaccreted loan purchase discounts: Allowance for loan losses $ 20,785 $ 20,636 $ 19,834 $ 18,237 $ 15,121 Unaccreted loan purchase discounts 14,833 16,634 18,939 21,939 4,771 Allowance for loan losses plus unaccreted loan purchase discounts $ 35,618 $ 37,270 $ 38,773 $ 40,176 $ 19,892 Total loans 2,277,714 2,300,783 2,357,898 2,317,324 1,619,445 Allowance for loan losses plus unaccreted purchased loan discounts to total loans 1.56% 1.62% 1.64% 1.73% 1.23%

R-36 G-53 B-111 R-105 G-189 B-69 R-174 G-174 B-174 R-125 G-170 B-234 R-26 G-94 B-193 R-204 G-214 B-234 R-142 G-180 B-226 R-217 G-149 B-147 17 Segment Income Statements & Reconciliation of Non-GAAP Financial Measures Segment Income Statements: (dollars in thousands) Three Months Ended Twelve Months Ended Bank Segment: March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Net interest income $ 29,133 $ 29,695 $ 29,729 $ 29,420 $ 16,782 $ 105,628 $ 55,252 $ 53,008 $ 33,761 $ 32,035 Provision for loan losses — 950 1,500 3,000 2,900 8,350 1,211 1,035 1,316 968 Noninterest income 2,409 3,218 2,218 2,174 1,709 9,319 7,059 5,232 2,333 2,481 Noninterest expense (excluding merger expense) 16,460 16,378 16,065 16,433 12,461 61,339 40,779 38,738 24,098 22,327 Merger expense — — 78 2,632 4,186 6,895 1,603 2,774 1,426 — Income tax expense (benefit) 2,933 3,359 2,773 1,661 (841) 6,951 2,522 1,608 2,008 2,285 Net income (loss) 12,149 12,226 11,531 7,868 (215) 31,412 16,196 14,085 7,246 8,936 Noncontrolling interest in net income of subsidiary — — — — — — — — — — Net income attributable to common shareholders $ 12,149 $ 12,226 $ 11,531 $ 7,868 $ (215) $ 31,412 $ 16,196 $ 14,085 $ 7,246 $ 8,936 Residential Mortgage Segment: Net interest income $ 893 $ 741 $ 808 $ 536 $ 333 $ 2,418 $ 553 $ 821 $ 726 $ 617 Noninterest income 5,033 4,692 3,797 2,240 1,565 12,294 5,086 4,595 3,805 6,319 Noninterest expense (excluding merger expense) 5,204 4,633 4,190 3,199 2,951 14,974 11,510 9,049 5,552 8,047 Income tax expense (benefit) 47 52 27 (27) (69) (17) (393) (236) (66) (72) Net income (loss) 675 748 388 (396) (984) (245) (5,478) (3,397) (955) (1,039) Noncontrolling interest in net income of subsidiary (675) (748) (388) 396 984 245 5,478 3,397 955 1,039 Net income attributable to common shareholders $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — Non-GAAP Bank Segment Measures: Bank segment adjusted net income: Bank segment net income (loss) $ 12,149 $ 12,226 $ 11,531 $ 7,868 $ (215) $ 31,412 $ 16,196 $ 14,085 $ 7,246 $ 8,936 Add: merger related expenses — — 78 2,632 4,186 6,895 1,603 2,774 1,426 — Less: income tax impact of merger related expenses — — (10) (565) (1,032) (1,607) (200) (680) (352) — Bank segment adjusted net income $ 12,149 $ 12,226 $ 11,599 $ 9,935 $ 2,939 $ 36,700 $ 17,599 $ 16,179 $ 8,320 $ 8,936 Bank segment adjusted noninterest expense: Bank segment noninterest expense $ 16,460 $ 16,378 $ 16,143 $ 19,065 $ 16,647 $ 68,234 $ 42,382 $ 41,512 $ 25,524 $ 22,327 Add: merger related expenses — — (78) (2,632) (4,186) (6,895) (1,603) (2,774) (1,426) — Bank segment adjusted noninterest expense $ 16,460 $ 16,378 $ 16,065 $ 16,433 $ 12,461 $ 61,339 $ 40,779 $ 38,738 $ 24,098 $ 22,327 Bank segment adjusted efficiency ratio: Bank segment adjusted total revenues: Bank segment net interest income $ 29,133 $ 29,695 $ 29,729 $ 29,420 $ 16,782 $ 105,628 $ 55,252 $ 53,008 $ 33,761 $ 32,035 Add: Tax equivalent interest income 1,019 1,212 1,106 1,161 699 4,172 3,026 3,069 2,852 2,050 Add: Bank segment noninterest income 2,409 3,218 2,218 2,174 1,709 9,319 7,059 5,232 2,333 2,481 Add: (Gain) loss on sale of securities, OREO, premises and equipment (146) 565 10 (338) (23) 211 (1,617) (315) (34) (337) Bank segment adjusted total revenues $ 32,415 $ 34,690 $ 33,063 $ 32,417 $ 19,167 $ 119,330 $ 63,720 $ 60,994 $ 38,912 $ 36,229 Bank segment adjusted efficiency ratio 50.8% 47.2% 48.6% 50.7% 65.0% 51.4% 64.0% 63.5% 61.9% 61.6%